                                    SCHEDULE  14A
                                    (RULE 14a-101)

--------------------------------------------------------------------------------
                       INFORMATION REQUIRED IN PROXY STATEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               SCHEDULE 14A INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------

/X/  Filed by the Registrant

/ /  Filed by a Party other than the Registrant


CHECK THE APPROPRIATE BOX:

/ /  Preliminary Proxy Statement   / /  Confidential, For Use of the Commission
                                        Only [as Permitted by Rule 14-a6(e)(2)]

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------


PAYMENT FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  No Fee Required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
(1)        Title of each class of securities to which transaction applies:
            CLASS A COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)          Aggregate number of securities to which transaction applies:
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(4)                Proposed maximum aggregate value of transaction:
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(5)                                Total fee paid:
                                         N/A
--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


--------------------------------------------------------------------------------
(1)                            Amount Previously Paid:
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)                 Form, Schedule or Registration Statement No.:
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3)                                 Filing Party:
                                         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(4)                                  Date Filed:
                                         N/A
--------------------------------------------------------------------------------

                                                                          IMTECH
================================================================================
                  INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                                     ("IMTECH")
                            130 CEDAR STREET - 4TH FLOOR
                                NEW YORK, NY  10006
                                   (212) 306-6100

                             DEFINITIVE PROXY STATEMENT
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On February 23, 1999
================================================================================

                                        INDEX
                                        -----
                                                                            PAGE
     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     OUTSTANDING SHARES AND VOTING RIGHTS                                      1

     ITEM  1. -  ELECTION OF DIRECTORS                                         2

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS                          5

     STOCK OPTION PLANS                                                        8

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                            9

     401(K) PLAN                                                              11

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT                        11

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND                      12
          MANAGEMENT

     ITEM 2. - RATIFICATION OF THE COMPANY'S PROPOSED 1998
          NON-QUALIFIED STOCK OPTION PLAN                                     13

     ITEM 3. - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS          13

     DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS                            14

     STOCK PERFORMANCE GRAPH                                                  14

     OTHER MATTERS                                                            14

     VOTING PROCEDURES                                                        15

================================================================================
                  INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                                     ("IMTECH")
      130 CEDAR STREET - 4TH FLOOR  *  NEW YORK, NY  10006  *  (212) 306-6100

                             DEFINITIVE PROXY STATEMENT
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On February 23, 1999
================================================================================

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF THE STOCKHOLDERS OF INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH" or the "Company") will be held at the Company's offices, 130 CEDAR STREET, NEW YORK, NY 10006 at 10:30 A.M., EST, on TUESDAY, FEBRUARY 23, 1999 (the "Meeting"), for the following purposes:

1. To elect four (4) Directors to serve for the ensuing year or until their successors are elected and have been qualified.

2.   To ratify the Company's proposed 1998 Non-Qualified Stock Option Plan.

3. To ratify Mahoney Cohen & Co., CPA, PC, as the independent public accountants for the Company's current fiscal year.

4. Such other business as may be properly brought forward before the Meeting or any adjournment thereof.

     Only those stockholders who were stockholders of record at the close of business on DECEMBER 25, 1998, will be entitled to notice of, and vote at the meeting or any adjournment thereof. If a stockholder does not return a signed proxy card or does not attend the Meeting and vote in person, the shares will not be voted. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors of the Company. The Board of Directors solicits proxies so each stockholder of the Company has the opportunity to vote on the proposals to be considered at the Meeting.

                                  I M P O R T A N T
                                  -----------------

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY
                  REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                   BY THE ORDER OF THE BOARD OF DIRECTORS


NEW YORK, NY                       /s/ JOSEPH A. GITTO, JR.
JULY 29, 1998                      -----------------------------
                                   Joseph A. Gitto, Jr.
                                   President and Chief Financial Officer

================================================================================
                  INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                                     ("IMTECH")
                            130 CEDAR STREET - 4TH FLOOR
                                NEW YORK, NY  10006
                                   (212) 306-6100

                             DEFINITIVE PROXY STATEMENT
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On February 23, 1999
================================================================================

     This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of IMTECH for use at the Meeting to be held at the Company's offices, 130 Cedar Street - 4th Floor, New York, NY 10006, (212) 306-6100, at 10:30 a.m., EST, on Tuesday,
February 23, 1999, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All of IMTECH's stockholders are requested to attend the Meeting. Whether or not you attend, your proxy is requested in order to assure maximum participation and to expedite the proceedings.

     At the Meeting, the Company's stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Meeting.
You may revoke your proxy at any time prior to its being voted at the Meeting by delivering a new duly executed proxy with a later date, or by delivering written notice of revocation to the secretary of the Company prior to the day of the Meeting, or by appearing and voting in person at the Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the stockholders on or about December 25, 1998. The Company's 1998 Annual Report to its stockholders on Form 10-K, filed with the Securities and Exchange Commission on June 29, 1998, is also enclosed and should be read in conjunction with the materials set forth herein.

     The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to the stockholders.

     Abstentions and broker non-votes will be counted towards determining whether a quorum is present.

     The principal executive offices of the Company are located at 130 Cedar Street - 4th Floor, New York, NY 10006. The telephone number is (212) 306-6100.


     OUTSTANDING SHARES AND VOTING RIGHTS

     The Company's Class A common stock is the only security entitled to vote at the Meeting. The Board of Directors, pursuant to the by-laws of the Company, has fixed December 25, 1998 , at the close of business, as the date of record for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereto. As of July 29, 1998, there were 6,124,994 shares of Class A common stock outstanding and entitled to vote at the Meeting. Each share of Class A common stock is entitled to one (1) vote. A majority of the shares of Class A common stock outstanding and entitled to vote which are represented at the Meeting, in person or by proxy, will constitute a quorum. In accordance with the by-laws of the Company, a majority vote in favor of a proposal is required for approval of an agenda item, provided that a quorum (majority) of issued and outstanding shares entitled to vote are present in person or by proxy.

                                                                          IMTECH
================================================================================

ITEM  1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company proposes that Mr. Matti Kon, Mr. Joseph A. Gitto, Ms. Dale L. Hirschman and Mr. Kenneth J. Buettner be elected as directors to serve until the next Annual Meeting of the Stockholders of IMTECH and continue until their successors are elected and qualified. Unless authority is withheld on the proxy, it is the intention of the proxy holder named on the proxy card to vote the proxies received by him for the directors standing for election named below:

---------------------------------------------------------------------------------------------------------
                                        STANDING  FOR  ELECTION

---------------------------- -----   --------------------------------------------------  ----------------
           NAME               AGE           CURRENT POSITION WITH THE COMPANY             DIRECTOR SINCE
---------------------------- -----   --------------------------------------------------  ----------------
Matti Kon [1]                 37        Chairman, Chief Executive Officer, Director            1996
---------------------------- -----   --------------------------------------------------  ----------------
Joseph A. Gitto, Jr. [2]      36        President, Chief Financial Officer, Director           1995
---------------------------- -----   --------------------------------------------------  ----------------
Dale L. Hirschman [3]         41        Director                                               1998
---------------------------- -----   --------------------------------------------------  ----------------
Kenneth J. Buettner [3]       46        Director                                               1998
---------------------------- -----   --------------------------------------------------  ----------------

[1] Appointed as Chief Executive Officer and Director on December 5, 1996, and appointed Chairman of the Board of Directors on April 21, 1997.

[2]  Appointed President in April 1996.

[3]  Appointed Director on January 30, 1998.

                                                                          IMTECH
================================================================================

ITEM  1.  ELECTION OF DIRECTORS (CONTINUED)

    The executive officers of the Company are appointed by the Board of Directors to serve until their successors are elected and qualified. The directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company:

MATTI KON

    Mr. Kon was appointed as Chief Executive Officer and Director in December 1996, and subsequently appointed as Chairman in April 1997. Mr. Kon is also President and sole shareholder of Blitz Systems, Inc., a privately held computer systems consulting firm specializing in the development of total business solutions for business management systems. In addition, Mr. Kon is the sole shareholder of Research Distribution Services, Inc., a private company that provides mailing list database management, fulfillment and related services.

JOSEPH A. GITTO, JR.

    Mr. Gitto served as the Company's accounting manager from April 1992 through September 1993, after which he was promoted to, and retained the position of, controller until March 1995. In March 1995, Mr. Gitto was appointed Chief Financial Officer and Director of IMTECH. In addition, Mr. Gitto was appointed President of the Company in April 1996. Prior to joining IMTECH, Mr. Gitto held several key financial positions with EnviroSpan Safety Corp., Shearson Lehman Bros. and Dreyfus Corp.

DALE L. HIRSCHMAN

    Ms. Hirschman is a principal in a management consulting firm called DH Management/CAL Consulting Group. In January 1998, Ms. Hirschman was appointed to serve as Director. Ms. Hirschman is active in raising capital for private companies through private placements. Ms. Hirschman also has an extensive background in the publishing industry where she has held executive positions with companies such as Hearst Business Publishing, Inc. and Scholastic, Inc.

KENNETH J. BUETTNER

    Mr. Kenneth J. Buettner is a principal with York Scaffold Equipment Corp. since 1975. In January 1998, Mr. Buettner was appointed to serve as Director. Mr. Buettner has served on the Board of numerous trade associations and task forces. Mr. Buettner is also a member of the executive committee of the State Insurance Fund of New York Construction Industry Safety Group No. 469.

                                                                          IMTECH
================================================================================

ITEM  1. ELECTION OF DIRECTORS (Continued)

                     THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR (4)
                                NOMINATED DIRECTORS


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the fiscal year ended March 31, 1998, there were a total of sixteen (16) meetings of the Board of Directors held, of which all of the Directors attended. The Board of Directors establishes policies for the Company and reviews management compensation standards and practices, and administers the following stock option plans of the Company: (1) the Amended and Restated 1997 Incentive Stock Option Plan; (2) the Amended and Restated 1987 Non-Qualified Stock Option Plan; and (3) Directors Option Plan.

    The Board established a compensation committee for the fiscal year ended March 31, 1998 and appointed Ms. Hirschman and Mr. Buettner, members of the Board of Directors, to serve as members of the committee.

    The Board also established an audit committee during the fiscal year ended March 31, 1998, which had five (5) appointed members; one member is Mr. Gitto, President and CFO of IMTECH; a second member is Ms. Dale Hirschman, a Director of the Company; another is an employee of the Company; and the remaining two members are independent of the Company.

                                                                          IMTECH
================================================================================

    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following schedule sets forth the compensation earned by the Chief Executive Officer and each of the three most highly compensated executive officers and directors whose individual remuneration exceeded $100,000 for the last three completed fiscal years ended March 31, 1998, 1997 and 1996:

--------------------------------------------------------------------------------------------------------

                                     SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION  LONG-TERM COMPENSATION
                                              -------------------  ----------------------
NAME                                   YEAR                              RESTRICTED  OPTIONS       ALL
AND                               ENDED                               STOCK      AND/OR      OTHER
PRINCIPAL POSITION                MARCH        SALARY      BONUS      AWARDS     SARS     COMPENSATION
--------------------------------- -------   ------------- --------- ------------ --------- ------------
Matti Kon  [1]                         1998      $  200,000         -        -       500,000        -
    Chief Executive Officer       1997          57,700*        -        -       500,000        -
                                  1996               -         -        -             -        -
--------------------------------- -------   ------------- --------- ------------ --------- ------------
Joseph A. Gitto, Jr.  [2]         1998      $  170,800   $      -       -             -        -
    President and Chief           1997         127,500     15,000       -       350,000        -
    Financial Officer             1996          90,100     17,500       -       250,000        -
--------------------------------- -------   ------------- --------- ------------ --------- ------------
Christopher D. Holbrook [3], [5]  1998      $        -   $      -       -             -        -
    Former  Chief Executive       1997         172,500     10,000       -       175,000        -
    Officer and Chief             1996         140,000     20,000       -       250,000        -
    Operating Officer
--------------------------------- -------   ------------- --------- ------------ --------- ------------
Robert H. Oxenberg  [4], [5]      1998      $        -   $      -       -             -        -
    Former Chief Executive        1997          42,700          -       -       250,000        -
    Officer                       1996          22,154          -       -             -        -
--------------------------------- -------   ------------- --------- ------------ --------- ------------


*   Pro-rated annual salary.

[1] Mr. Kon was appointed as Chief Executive Officer on December 5, 1996. In addition, Mr. Kon was appointed Chairman of the Board on April 21, 1997; Salary figure represents pro-rated amount for fiscal year ended March 31, 1997.

[2] Mr. Gitto was appointed President in April 1996 and also serves as Chief
    Financial Officer and Director.

[3] Appointed and served as President, Chief Operating Officer and Director from
    March 1995 through April 1996 when he was appointed Chief Executive Officer; subsequently resigned all of his positions with the Company on November 22, 1996.

[4] Served as Chief Executive Officer from March 1995 through April 1996 when he resigned, but continued to serve on the Board until April 1997.

[5] Resigned or chose not to stand for re-election and has no disagreements with the Company regarding matters affecting the Company's operations, policies and practices and/or financial statements.

                                                                          IMTECH
================================================================================

    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)


STOCK OPTION GRANTS

    The following schedule summarizes the grant of stock options to the Company's executive officers made during the fiscal year ended March 31, 1998:

--------------------------------------------------------------------------------

                       OPTIONS  GRANTED IN THE LAST FISCAL YEAR

--------------------------------------------------------------------------------
                        % OF TOTAL
                          SHARES                            POTENTIAL REALIZED
              SHARES    UNDERLYING                           VALUE AT ASSUMED
            UNDERLYING   OPTIONS    PER SHARE                  ANNUAL RATES
             OPTIONS    GRANTED TO  EXERCISE    EXPIRATION    OF STOCK PRICE
             GRANTED    EMPLOYEES   PRICE [1]      DATE        APPRECIATION
--------------------------------------------------------------------------------

Matti Kon     500,000     100%       $1.18       12/06/99          None

--------------------------------------------------------------------------------

[1] Based upon the market price of the underlying shares at that time.


COMPENSATION OF DIRECTORS

    The following schedule summarizes certain types of compensation paid to non-employee directors during the fiscal year ended March 31, 1998:

--------------------------------------------------------------------------------

                           CASH COMPENSATION               SECURITY GRANTS
                      -------------------------------  -------------------------
                                                                    NUMBER OF
                                                                      SHARES
                       ANNUAL              CONSULTING               UNDERLYING
                      RETAINER   MEETING    AND OTHER   NUMBER OF      STOCK
                        FEES       FEES       FEES        SHARES      OPTIONS
--------------------------------------------------------------------------------
Harry Markovits         -       $13,000    $45,000         -         730,000 [1]
--------------------------------------------------------------------------------
Dale L. Hirschman       -       $ 1,000          -         -         100,000 [2]
--------------------------------------------------------------------------------
Kenneth J. Buettner     -       $ 1,000          -         -         100,000 [2]
--------------------------------------------------------------------------------

[1] Includes options exercisable at prices ranging from $.88 to $1.12 per share, expiring at various dates through January 2003.

[2] Includes options exercisable at $.74 per share, expiring in February 2001.

                                                                          IMTECH
================================================================================

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)

STOCK OPTIONS EXERCISED AND STOCK OPTION HOLDINGS

    The following schedule summarizes the exercise of stock options by the Company's executive officers during the fiscal year ended March 31, 1998, and those options that were unexercised and held at the end of the fiscal year:

--------------------------------------------------------------------------------------------------------------------

                                       AGGREGATE OPTION EXERCISES AND
                                          YEAR END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER
                    FISCAL     SHARES                       OF SHARES UNDERLYING          VALUE OF UNEXERCISED
                     YEAR     ACQUIRED                      UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS [2]
                     ENDED       ON         VALUE        ---------------------------    ---------------------------
                   MARCH 31,  EXERCISE   REALIZED [1]    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Matti Kon                 1998        -           -             500,000         500,000            -             -

--------------------------------------------------------------------------------------------------------------------

Joseph A. Gitto      1998        -           -             558,958         116,667           -              -

--------------------------------------------------------------------------------------------------------------------

Christopher D.        1998       -           -             143,750            -              -              -
    Holbrook [3]

--------------------------------------------------------------------------------------------------------------------

Robert H. Oxenberg[3] 1998       -           -             250,000            -              -              -

--------------------------------------------------------------------------------------------------------------------


[1] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on the date of exercise, and the exercise price of the options.

[2] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on March 31, 1998, and the exercise price of the options.

[3]  Denotes a former executive officer and/or director.

                                                                          IMTECH
================================================================================

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)


REMUNERATION OF NON-MANAGEMENT DIRECTORS

    Each member of the Board of Directors who is not an officer or employee of the Company is entitled to participate in the Directors Option Plan described herein below. In addition, those Directors will be reimbursed for travel and other expenses directly related to his activities performed as Director. The Company currently compensates non-employee Directors $1,000 for each Board of Directors meeting attended.

    STOCK OPTION PLANS


NON-QUALIFIED STOCK OPTION PLAN

    In August 1987, the Board of Directors approved and adopted a Non-Qualified Stock Option ("NQSO") Plan. Under the NQSO Plan, individuals determined to be key persons on whom the Company relies for the successful conduct of its business, as determined by the Compensation Committee (the "Committee"), are granted options to purchase IMTECH's Class A Common Stock. There are 4,000,000 shares reserved for grant under the NQSO Plan.

    The exercise prices of the options granted under the NQSO Plan, which are determined by the Committee in its sole discretion, may not be less than the par value of the shares, or fifty percent of the fair market value of the shares on the dates of grant. The Committee also determines the time periods during which the NQSO's may be exercised, although in no event shall any NQSO's have an expiration date later than ten (10) years from the date of its grant. As of March 31, 1998, options to acquire a total of 2,331,933 shares of Class A Common Stock were outstanding or approved for grant under the NQSO Plan, at exercise prices ranging from $.74 to $9.88 per share. No options may be granted under the NQSO Plan after August 19, 1998. For future discussion concerning the expiration of the NQSO Plan and the proposed inception of the 1998 Non-Qualified Stock Option Plan see discussion under "Item 2." herein.

INCENTIVE STOCK OPTION PLANS

    In August of 1987, the Board of Directors adopted the Company's Incentive Stock Option ("ISO") Plan. The ISO Plan allows the Company to grant to employees determined to be key personnel by management, incentive stock options under the guidelines of Section 422 of the Internal Revenue Code.
The Plan is available to all of the Company's employees, including officers and employee directors, and is intended to be used by management to attract and retain key employees. The ISO Plan is administered by the Committee, who establishes the terms of the options granted including their exercise prices, the dates of grant and number of shares subject to options. The exercise prices of all of the options granted under the ISO Plan must be equal to no less than the fair market value of the Class A Common Stock on the date of grant, and the terms of the options may not exceed ten years. Three million (3,000,000) shares of IMTECH Class A Common Stock are reserved under the ISO Plan for grant.

    For any employee/stockholder who may own more than 10% of the Company's outstanding voting shares, the exercise price of options received under the ISO Plan must be at least equal to 110% of the fair market value of the Class A Common Stock on the date of grant, and the term of the options must not exceed ten years. As of March 31, 1998, options to purchase 2,333,750 shares of IMTECH's Class A common stock were outstanding and approved for grant under the ISO Plan at exercise prices ranging from $1.18 to $6.75 per share. No options may be granted under the ISO Plan after August 29, 1998.

                                                                          IMTECH
================================================================================

    STOCK OPTION PLANS (CONTINUED)


INCENTIVE STOCK OPTION PLANS

    On May 26, 1998 a majority of shareholders at the Company's annual meeting approved the inception of a 1997 Incentive Stock Option ("ISO-97") Plan. It was recommended that 2,500,000 shares of the Company's Class A common stock be authorized and reserved for issuance under the proposed ISO-97 Plan. The term of the ISO-97 Plan will be for a period of ten (10) years from the date of inception. The ISO-97 Plan provides for the granting of incentive options, within the meaning of Section 422 of the Internal Revenue Code of 1986, to purchase Class A common stock of IMTECH to all eligible employees of the Company including officers and employee-directors, whose services are considered valuable to the Company and who qualify under the Plan. The exercise price of the options under the ISO-97 Plan will be determined at the time of grant, and in no event shall the exercise price of any option be less than the fair market value of the Class A common stock underlying the option at the time of grant.

    The administration of the ISO-97 Plan is under the supervision of the Company's Compensation Committee (the "Committee"). As of July 28, 1998 there were no options granted under the ISO-97 Plan.

DIRECTORS OPTION PLAN

    In October 1988, the Board of Directors adopted the Directors Option ("DO") plan, which was authorized by the stockholders on December 19, 1988, and was subsequently amended in October 1992. The purpose of the DO Plan is to help IMTECH retain the services of qualified non-officer or non-employee directors, who are considered essential to the business progress of the Company. Under the DO plan, options are granted only on the date of the annual stockholders' meeting held once every calendar year. A total of 1,500,000 shares of the Company's Class A common stock is reserved for grant under the DO plan. At July 28, 1998, there were no options outstanding under the DO plan. No options may be granted under the DO Plan after December 19, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    IMTECH is party to a consulting agreement with Blitz Systems, Inc. ("Blitz"), a company owned 100% by Mr. Matti Kon, the Chief Executive Officer of IMTECH. Blitz is a computer systems consulting firm specializing in developing total business solutions for all business management systems. During the fiscal year ended March 31, 1998, the Company renewed its agreement with Blitz for an additional year (November 1, 1997 through October 31, 1998), at a cost to IMTECH of $40,000 per month. Blitz's responsibilities under the contract are to reengineer, reorganize and run the day-to-day operations of IMTECH's data processing department. Specifically, Blitz provides extensive technical support for many of IMTECH's clients on-site and is responsible for analyzing, designing and developing customized database systems as required by client management.

    In December 1996, IMTECH provided Blitz with a loan in the amount of $250,000. On April 30, 1997, Blitz commenced payment of the loan on an installment basis over a forty-eight month period at $6,162 per month including interest at 8.5%.

    During the fiscal year ended March 31, 1998, IMTECH performed printing services for Blitz which amounted to approximately $101,000 of revenues.

                                                                          IMTECH
================================================================================

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS (CONTINUED)


    The Company is party to a service agreement with Research Distribution Services, Inc. ("RDS"), a company in which the CEO of IMTECH (Mr. Matti Kon), is the majority stockholder with controlling interest. Under the agreement, RDS is to provide mailing list database management, fulfillment, mailing and related services to IMTECH for a period of one year (January 1, 1998 through December 31, 1998) at a monthly minimum cost of $22,500 (based on minimum average fulfillment levels as stipulated in the agreement).

    Mr. Robert Oxenberg, who was a Board member from April 1992 through April 1997, has acquired securities of the Company through several private placements ("Securities Ownership of Certain Beneficial Owners and Management"). In October 1992, Mr. Oxenberg entered into a consulting agreement with IMTECH and INSCI Corp. (the Company's former majority-owned subsidiary) for a period of three years. The consulting agreement was terminated in November 1993. Mr. Oxenberg has also served on the Board of
Directors of INSCI Corp.   In April 1996, upon his resignation from his
position as Chief Executive Officer of IMTECH, Mr. Oxenberg and IMTECH entered into a one year consulting agreement. On April 15, 1996, Mr. Oxenberg was granted 250,000 options to purchase 250,000 shares of IMTECH Class A Common Stock at an exercise price of $1.88 (the fair market value of the Common Stock on the date of grant). The options expire on April 15, 2002. In April 1997, Mr. Oxenberg resigned his position as Director.

    Mr. Harry Markovits served as a Director from June 18, 1997 through March 5, 1998. Mr. Markovits has options outstanding to purchase 730,000 shares of Class A common stock at prices ranging from $.88 to $1.12, which expire at various dates through January 2003. Mr. Markovits performed consulting services for IMTECH. In January 1998, Mr. Markovits loaned the Company the sum of $200,000 for working capital purposes. The loan, which is unsecured, bears interest at 12% and is payable in specific monthly installments as stipulated in the promissory note evidencing the loan. Also in January 1998, the Company sold Mr. Markovits 50,000 shares of INSCI Corp. stock for proceeds of $50,000.

    DH Blair Investment Banking Corp. ("Blair") and its affiliates have granted a voting proxy in the shares which it owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company, and his successors. The voting agreement terminates in February 1999, and is suspended during any period when Blair or its affiliates are not "market makers" for the Company's securities.

    Mr. Pierce Lowrey, Jr., the Company's former Chief Executive Officer, has granted a voting proxy in the shares he owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company and his successors. The voting agreement terminates in March 2004.

                                                                          IMTECH
================================================================================


    401(k) PLAN

    In December 1994, the Company terminated its former 401(k) plan. In January 1996, the Company implemented a new 401(k) plan covering all eligible employees (personnel with twelve consecutive months of service). Employer contributions to the plan are based on the discretion of management. Employees can elect to contribute up to a maximum of 15% of their salaries to the plan. Since its inception, IMTECH has not made any contributions to the plan.

    COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the exchange act requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and with the NASDAQ stock market. Reporting Persons are required by the Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

    Based solely on its review of the copies of such reports received by it, or written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended March 31, 1998, the Reporting Persons complied with
Section 16(a) filing requirements applicable to them.

                                                                          IMTECH
================================================================================

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table summarizes, to the best of the Company's knowledge, as of March 31, 1998, certain information regarding (1) the beneficial owners of more than five percent (5%) of the outstanding Class A common stock of IMTECH; (2) the beneficial ownership of shares of the Company's Class A common stock by each director and named executive; and (3) the beneficial ownership of shares of Class A common stock of the Company by all directors and executive officers as a group:

--------------------------------------------------------------------------------
    NAME OF BENEFICIAL             BENEFICIALLY          PERCENT OF CLASS
         OWNER                   OWNED SHARES [1]         OWNED [1], [2]
--------------------------------------------------------------------------------
     Matti Kon                       883,481 [3]                6 %
--------------------------------------------------------------------------------
     Robert Sachs                    911,706                    6 %
--------------------------------------------------------------------------------
     Estate of Harry Markovits       755,000                    5 %
--------------------------------------------------------------------------------
     Joseph A. Gitto                 558,958                    4 %
--------------------------------------------------------------------------------
     Dale Hirschman                  100,000                    1 %
--------------------------------------------------------------------------------
     Kenneth Buettner                100,000                    1 %
--------------------------------------------------------------------------------
     Directors and Executive[4]    1,442,439                    7 %
       Officers as a group
--------------------------------------------------------------------------------

[1] Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated. The figures do not include the portions of stock options to purchase shares which are not currently exercisable or will become exercisable for the period between the date of this proxy and sixty days following.

[2] The figures are based upon the aggregate number of all the shares of Class A
    Common Stock currently issued and outstanding in addition to the shares issuable upon the exercise of stock options or warrants exercisable within 60 days following the date of this proxy, and which are held by the individuals named in the table. The figures also include the shares of Class A Common Stock underlying the Company's outstanding 12% Convertible Preferred Stock which has not been converted to date and still qualifies for conversion.

[3] D.H. Blair Investment Banking Corp. ("Blair") and its affiliates entered into a voting agreement whereby Blair granted the Chief Executive Officer of the Company and his successors the voting rights to the shares they own, and accordingly, this figure includes 383,481 shares owned by D.H. Blair.

[4] Includes all of the Company's current Directors, Executive Officers and
    Nominees, and as appropriate, the 383,481 shares owned by D.H. Blair in accordance with the voting agreement noted in [3].

                                                                          IMTECH
================================================================================

ITEM 2. RATIFICATION OF THE COMPANY'S PROPOSED 1998 NON-QUALIFIED STOCK OPTION PLAN

    The Board of Directors of IMTECH has proposed the inception of a 1998 Non-Qualified Stock Option ("NQSO-98") Plan. It is recommended that 2,500,000 shares of the Company's Class A common stock be authorized and reserved for issuance under the proposed NQSO-98 Plan. The term of the proposed NQSO-98 Plan will be for a period of ten (10) years from the date of inception.

    The proposed NQSO-98 Plan will provide for the granting of incentive options to purchase Class A common stock of IMTECH to individuals determined to be key persons on whom the Company relies for the successful conduct of its business, as determined by the Company's Compensation Committee.

    The exercise price of the options under the proposed NQSO-98 Plan will be determined at the time of grant, and in no event shall the exercise price of any option be less than the par value of the Class A common stock, or fifty percent of the fair market value of the Class A common stock at the time of grant.

    The administration of the proposed NQSO-98 Plan will be under the supervision of the Company's Compensation Committee (the "Committee"). The Committee will recommend to the Board the terms of the proposed options to be granted under the NQSO-98 Plan, including the dates and number of shares available for grant. The Board, however, will make the final determination on the proposed terms of the Plan.

    The Board of Directors believes that the stockholders' ratification of the proposed NQSO-98 Plan will be in the Company's best interest, since it will culminate with the expiration of the existing 1987 Non-Qualified Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION
              OF THE PROPOSED 1998 NON-QUALIFIED STOCK OPTION PLAN


ITEM  3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected MAHONEY COHEN & CO., CPA, PC, ("Mahoney") as the Company's independent auditors for the fiscal year ended March 31, 1999. Representatives of Mahoney are expected to be present at the Meeting. The affirmative vote of a majority of the outstanding voting shares of the Company's Class A common stock is required for the ratification of this selection.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                      VOTE "FOR" RATIFICATION OF THE SELECTION
                              OF INDEPENDENT AUDITORS

                                                                          IMTECH
================================================================================

    DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Rules of the Securities and Exchange Commission require that any proposal by a stockholder of the Company to be considered at the 1999 Annual Meeting of the Company's Stockholders (the '99 Meeting") must be received by the Company no later than June 30, 1999, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its '99 Meeting. Under such rules, the Company is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

    STOCK PERFORMANCE GRAPH

    The following Performance Graph compares the cumulative total shareholder return on the Company's Class A Common Stock over the five year period commencing March 31, 1992, based upon the market price of the Company's Class A Common Stock, with the cumulative total return of (i) the S & P 500 Stock Index; and (ii) an index of a group of peer companies selected by the Company, consisting of Bowne & Co., Inc., Pitney Bowes, Inc. and Xerox Corp. The Graph assumes that the value of the investment in the Company's Class A Common Stock, the S & P 500 Index, and the Peer Group was $100 on March 31, 1992, and that all dividends were re-invested. The calculations in the Graph reflect the cumulative yearly change; first, by taking the difference between the price per share of the particular securities on March 31, 1992 and the price per share at the end of each succeeding Fiscal Year. The cumulative total Shareholder Graph shown below for the five year historical period may not be indicative of future performance.

                             ---------------------------------------------------------
                             3/31/92   3/31/93   3/31/94   3/31/95   3/31/96   3/31/97
----------------------------- -------   -------   -------   -------   -------   -------
Information Management
  Technologies Corporation    100        90        67        16        74        42
----------------------------- -------   -------   -------   -------   -------   -------
Peer Group                    100       136       118       160       197       304
----------------------------- -------   -------   -------   -------   -------   -------
S & P  500                    100       115       119       151       187       271
---------------------------------------------------------------------------------------

Note that the Company completed a four-for-one stock reverse stock split in Fiscal Year 1996 and the numbers appearing in the Graph are approximate.

    OTHER MATTERS

    Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in notice of the Meeting referred to in Item 1. of this Proxy Statement.

                                                                          IMTECH
================================================================================
    VOTING PROCEDURES

    Under Delaware law, each holder of record is entitled to vote the number of shares owned by the stockholder for any agenda item. There are no cumulative voting rights for the stockholders of the Company.

    The Company is not aware of any other item to be added to the agenda as it has not been informed by any stockholders of any request to do so.

    There are no matters on the agenda which involve rights of appraisal of any of the stockholders.



                                  BY THE ORDER OF THE BOARD OF DIRECTORS

                                  /s/ JOSEPH A. GITTO, JR.
                                  ------------------------
                                  JOSEPH A. GITTO, JR.
                                  PRESIDENT AND CHIEF FINANCIAL OFFICER
NEW YORK, NY
JULY 29, 1998

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                         PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 1998

The undersigned hereby appoints Matti Kon, and/or Joseph A. Gitto Jr., and or Dale L. Hirschman., and or Kenneth J. Buettner, and each of them, as proxies, with the powers the undersigned would possess if personally present, and with the full power of substitution to vote all common shares of the undersigned in Information Management Technologies Corporation at the Annual Meeting of Shareholders to be held at the Company's Offices, 130 Cedar Street, New York, NY 10006, on February 23, 1998 beginning at 10:30 a.m., and at any adjournment thereof, upon all subjects that may properly come before the meeting. Please sign and date the reverse side of this card. If no directors are given, the proxies will vote: for the election of the nominees listed below, in accord with the Directors recommendations on the matters listed below and described in the enclosed proxy statement; and at their discretion on any other matter that may properly come before this meeting.

----------------------------------------------------------------------------------------------------------
                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
----------------------------------------------------------------------------------------------------------
1. ELECTION OF FOUR (4) DIRECTORS.   / / FOR all nominees below (except as     / / WITHHOLD AUTHORITY to vote
                                         marked to the contrary below)             for all nominees listed below.

Matti Kon, Joseph A. Gitto Jr., Dale L. Hirschman., Kenneth J. Buettner

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.



                                                                                FOR    AGAINST    ABSTAIN
----------------------------------------------------------------------------------------------------------
2. To ratify the Company's proposed 1998 Non-qualified stock option plan.       / /      / /        / /

3. Ratification of Independent Accountants                                      / /      / /        / /



---------------------------------------------------------------------------------------------------------------


This proxy, when properly executed, will be voted in the manner directed herein.
If no directions are given, this proxy will be voted FOR the election of directors, and FOR Proposals 2. and 3.


                                                                 Dated___________________________________, 1999


                                                                 ----------------------------------------------
                                                                                   Signature


                                                                 ----------------------------------------------
                                                                            Signature, if held jointly

                                                                 IMPORTANT: Please date this proxy and sign
                                                                 exactly as your name appear(s) hereon. If the
                                                                 stock is held jointly, signatures should
                                                                 include both names. Personal representatives,
                                                                 trustees, guardians and others signing in a
                                                                 representative capacity should give full title.
                                                                 If you attend the meeting you may, if you
                                                                 wish, withdraw your proxy and vote in person.

       PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
---------------------------------------------------------------------------------------------------------------